UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2023 (May 1, 2023)

Tailwind International Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40085	98-1211987
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 Greenwich Street, 29th Floor New York, New York	10006
(Address of principal executive offices)	(Zip Code)

(212) 266-0085

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one redeemable warrant		None
Class A Ordinary Shares, $0.0001 par value		None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 1, 2023, Tailwind International Acquisition Corp. (the “Company”) held an extraordinary general meeting of shareholders (the “Shareholder Meeting”) to approve certain amendments to its amended and restated memorandum and articles of association (the “Articles of Association”) and the Investment Management Trust Agreement, dated February 23, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”) to allow the Company to redeem all of its outstanding public shares on May 1, 2023, in advance of the automatic termination date in its current Articles of Association of August 23, 2023 (the “Original Termination Date”).

At the Shareholder Meeting, the shareholders of the Company approved a proposal to amend the Trust Agreement (such proposal, the “Trust Amendment Proposal” and such amendment, the “Trust Amendment”) to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering from the Original Termination Date to May 1, 2023 (such date, the “Early Termination Date”).

Accordingly, on May 1, 2023, the Company and Continental entered into the Trust Amendment. The Company is obligated to redeem all public shares as as promptly as possible but not more than ten business days after the Early Termination Date. The Company expects to complete such redemption on or about May 5, 2023.

The foregoing description is qualified in its entirety by reference to the full text of the Trust Amendment, a copy of which is attached as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.02            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2023, Spencer Crawley voluntarily resigned, effective immediately, as a director of the Company. Mr. Crawley resigned in order to pursue other opportunities and not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2023, the Company held the Shareholder Meeting to amend the Articles of Association (the “Articles Amendment”) to (i) amend the date by which the Company has to consummate a business combination from August 23, 2023 to May 1, 2023 (such proposal, the “Articles Amendment Proposal”) and (ii) allow the Company to remove, in connection with redemptions in connection with the amendments to the Articles of Association, $100,000 of interest earned on the funds held in the trust account established in connection with the Company’s initial public offering (the “Dissolution Expenses Proposal”). The shareholders of the Company approved the Articles Amendment Proposal and the Dissolution Expense Proposal at the Shareholder Meeting and on May 2, 2023, the Company filed the Articles Amendment with the Cayman Islands Registrar of Companies.

The foregoing description is qualified in its entirety by reference to the Articles Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 1, 2023, the Company held the Shareholder Meeting to approve the Articles Amendment Proposal, the Dissolution Expense Proposal, the Trust Amendment Proposal and a proposal to allow the adjournment of the Shareholder Meeting to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there were insufficient ordinary shares of the Company represented (either in person or by proxy) to approve the Articles Amendment Proposal, the Dissolution Expense Proposal and the Trust Amendment Proposal or (ii) where the board of directors of the Company has determined it is otherwise necessary (the “Adjournment Proposal”), each as more fully described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission on April 19, 2023. As there were sufficient votes to approve the Articles Amendment Proposal, the Dissolution Expense Proposal and the Trust Amendment Proposal, the Adjournment Proposal was not presented to shareholders.

Holders of 9,797,236 ordinary shares of the Company held of record as of April 4, 2023, the record date for the Shareholder Meeting, were present in person or by proxy, representing approximately 90.47% of the voting power of the Company’s ordinary shares as of the record date for the Shareholder Meeting, and constituting a quorum for the transaction of business.

The voting results for the Articles Amendment Proposal, the Dissolution Expense Proposal and the Trust Amendment Proposal were as follows:

The Articles Amendment Proposal

For	Against	Abstain
9,597,232	200,000	4

The Dissolution Expenses Proposal (Class A ordinary shares voting as a separate class)

For	Against	Abstain
972,232	200,000	4

The Trust Amendment Proposal

For	Against	Abstain
9,597,232	200,000	4

In connection with the vote to approve the Articles Amendment Proposal and the Dissolution Expenses Proposal, the holders of 2,131,261 Class A ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.36 per share, for an aggregate redemption amount of approximately $22,080,602.

Item 8.01. Other Events.

As of the close of business on May 1, 2023, the publicly held Class A ordinary shares, par value $0.0001, were deemed cancelled and represent only the right to receive their pro-rata share in the Company’s trust account (which is expected to be approximately $10.36 per share), because the Company will not consummate an initial business combination within the time period required by its Articles of Association.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association.
10.1	Amendment to the Investment Management Trust Agreement, dated February 23, 2021, by and between Tailwind International Acquisition Corp. and Company and Continental Stock Transfer & Trust Company, as trustee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2023

TAILWIND INTERNATIONAL ACQUISITION CORP.

By:	/s/ Philip Krim
Name:	Philip Krim
Title:	Chief Executive Officer